Exhibit-99.(A)(1)(III)

                          NOTICE OF GUARANTEED DELIVERY

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                                  FOR TENDER OF
            2 1/2% CONTINGENT CONVERTIBLE SUBORDINATED NOTES DUE 2008
                        PURSUANT TO ITS OFFER TO EXCHANGE
             DESCRIBED IN THE OFFER TO EXCHANGE, DATED JULY 17, 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 14, 2006, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:

           WELLS FARGO BANK, NATIONAL ASSOCIATION, THE EXCHANGE AGENT

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                       OR
                         CALL TOLL FREE: (800) 344-5128

    BY REGISTERED AND          BY OVERNIGHT COURIER
      CERTIFIED MAIL             OR REGULAR MAIL:           BY HAND DELIVERY
  Wells Fargo Bank, N.A.      Wells Fargo Bank, N.A.     Wells Fargo Bank, N.A.
Corporate Trust Operations  Corporate Trust Operations  Corporate Trust Services
      MAC N9303-121                MAC N9303-121          608 2nd Avenue South
      P.O. Box 1517           6th & Marquette Avenue   Northstar East Building -
                                                               12th Floor
  Minneapolis, MN 55480        Minneapolis, MN 55479     Minneapolis, MN 55402


                                  BY FACSIMILE:

                        (For Eligible Institutions Only)

                                 (612) 667-6282

                      Attention: Bondholder Communications

              Confirm by Receipt of Facsimile Only: (800) 344-5128

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      You must use this form to accept the offer (the "Offer") of Integra LifeSciences Holdings Corporation (the "Company") made pursuant to the Offer to Exchange, dated July 17, 2006 (the "Offer to Exchange"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Bank, National Association, as exchange agent for the Offer (the "Exchange Agent") prior to 5:00 P.M., New York City time, on August 14, 2006. This letter or such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender your 2 1/2% Contingent Convertible Subordinated Notes Due 2008 (the "Old Notes") pursuant to the
Offer, a Letter of Transmittal (or manually signed facsimile thereof) or an electronic confirmation pursuant to The Depository Trust Company's Automatic Tender Offer Program ("ATOP") system, with any required signature guarantees and any other required documents (including an agent's message, or an express acknowledgment, confirming that you have received and agree to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you) must also be received by the Exchange Agent prior to the Expiration Date (as defined in the Offer to Exchange). Capitalized terms used but not defined herein are defined in the Letter of Transmittal.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Offer to Exchange and the accompanying Letter of Transmittal the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the section titled "The Offer to Exchange--Guaranteed Delivery Procedures," in the Offer to Exchange. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter of Transmittal.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                           PLEASE SIGN AND COMPLETE


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                              CERTIFICATE NUMBERS OF    PRINCIPAL AMOUNT OF OLD
      (IF AVAILABLE)                OLD NOTES               NOTES TENDERED
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          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Name(s):
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                             (PLEASE TYPE OR PRINT)

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Title:
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Address:
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Area Code and
Telephone Number:
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Date:
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If Old Notes will be tendered by book-entry
transfer, check the trust company below:

[ ] The Depository Trust Company

Depository Account Number:
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


      This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old Notes exactly as its (their) name(s) appear(s) on a security position listing as the owner of the Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by an attorney in fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

NAMES(S):                    CAPACITY:                   ADDRESS(ES):
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      DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE
EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, or an "eligible guarantor institution" (as such term is defined in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended), hereby guarantees that, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), the Old Notes, in proper form for transfer, or a book-entry confirmation of transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, including the agent's message instead of a Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, will be deposited by the undersigned with the Exchange Agent.

      THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND THE OLD NOTES TENDERED HEREBY, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE INSTEAD OF A LETTER OF TRANSMITTAL, TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

                                  SIGN HERE
Name of Firm:
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Authorized Signature:
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Name (please type or print):
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Address:
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Area Code and Telephone Number:
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Date:
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